UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 7, 2025, C4 Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results and business highlights for the quarter ended March 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On May 7, 2025, the Company posted a corporate presentation on its website at https://ir.c4therapeutics.com/events-presentations. A copy of the presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.
Item 8.01 Other Events.
On May 7, 2025, the Company provided the following updates from its Phase 1 clinical trial of cemsidomide:
•Phase 1 dose escalation is complete in multiple myeloma (“MM”) with the 100 μg once daily (“QD”) dose level declared safe for expansion; 10 additional patients will be treated in a 100 μg QD expansion cohort to further characterize cemsidomide’s safety and efficacy profile at this dose level.
•Cemsidomide MM topline data demonstrated compelling responses rates at multiple doses:
◦As of the data cutoff date of April 30, 2025, 10 patients have been treated at the 100 μg QD dose level, achieving an overall response rate (“ORR”) of 50 percent. Notably, one patient who previously progressed on two prior T-cell engager therapies achieved a minimal residual disease negative complete response (measured by flow cytometry). Eight patients (80 percent) treated at this dose level received prior CAR-T or T-cell engager therapy.
◦Since October 11, 2024, six additional patients have been treated for a total of 20 patients treated at the 75 μg QD dose level. As of the data cutoff date of April 30, 2025, the 75 μg QD dose level achieved an ORR of 40 percent.
◦Cemsidomide remains well-tolerated with manageable neutropenia.
•For the non-Hodgkin’s lymphoma arm, the Phase 1 dose escalation trial is ongoing at the 87.5 μg QD dose level and the maximum tolerated dose has not yet been reached.
•The Company expects to receive regulatory feedback on registrational development for cemsidomide by mid-year 2025 to support initiation of next phase of development in early 2026.
Forward-Looking Statements
This information under Item 8.01 of this Current Report on Form 8-K contains “forward-looking statements” of C4 Therapeutics, Inc. within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but may not be limited to, express or implied statements regarding the Company’s ability to develop potential therapies for patients; the design and potential efficacy of the Company’s therapeutic approaches; the predictive capability of the Company’s TORPEDO® platform in the development of novel, selective, orally bioavailable BiDAC™ and MonoDAC® degraders; the potential timing, design and advancement of the Company’s preclinical studies and clinical trials, including the potential timing for and receipt of regulatory advice or authorization related to clinical trials and other clinical development activities including clinical trial commencement or cohort initiation; the Company’s ability and the potential to successfully manufacture and supply its product candidates for clinical trials; the Company’s ability to replicate results achieved in preclinical studies or clinical trials in any future studies or trials; the Company’s ability to replicate interim or early-stage results from its clinical trials in the results obtained when those clinical trials are completed or when those therapies complete later-stage clinical trials; regulatory developments in the United States and foreign countries; the anticipated timing and content of presentations of data from the Company’s clinical trials; and the Company’s ability to fund its future operations. Any forward-looking statements included under Item 8.01 of this Current Report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties related to the initiation, timing, advancement and conduct of preclinical and clinical studies and other development requirements for the Company’s product candidates; the risk that any one or more of the Company’s product candidates will cost more to develop or may not be successfully developed and commercialized; and the risk that sufficient capital to fund the Company’s future operations will be available on acceptable terms or at the times required. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and/or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission. All information in Item 8.01 of this Current Report on Form 8-K is as of the date of the filing, and the Company undertakes no duty to update this information unless required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release issued May 7, 2025
99.2	Corporate presentation of the Company dated May 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: May 7, 2025	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer and Secretary